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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported): December 12, 1994


                               IDEX Corporation
            (Exact name of registrant as specified in its charter)

          Delaware                     1-10235                     35-3555336
(State or other jurisdiction)      (Commission File          (I.R.S. Employer
                                       Number)                 Identification
                                                                      Number)


630 Dundee Road, Suite 400           Northbrook, Illinois               60062
                   (Address of principal executive offices)


Registrant's telephone number                                  (708) 498-7070
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Item 5  Other Events

 On December 12, 1994, the Board of Directors authorized a three-for-two common stock split and instituted a cash dividend on common stock. The three-for-two split is to be effected in the form of a 50 percent stock dividend, to be distributed on January 31, 1995, to shareholders of record as of January 17, 1995. The cash dividend on the post-split shares has been initially set at 14 cents per common share per calendar quarter. The first cash dividend will be paid on January 31, 1995, to shareholders of record on January 17, 1995.
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                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                IDEX Corporation




December 14, 1994                          /s/  WAYNE P. SAYATOVIC
                                           ----------------------------------
                                                Wayne P. Sayatovic
                                                Senior Vice President-Finance
                                                Chief Financial Officer
                                                and Secretary (Principal
                                                Financial Officer)